UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2013

Date of Report (Date of earliest event reported)

ELECTRONIC CONTROL SECURITY INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-30810	22-2138196
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

790 Bloomfield Avenue, Building C, Suite 1

Clifton, New Jersey 07012

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (973) 574-8555

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On February 15, 2013, Electronic Control Security Inc. (the “Company”) , through its wholly owned subsidiary, ECSI International Inc. (“the “Subsidiary”), entered into a contract with the Department of the Navy, Space and Naval Warfare Systems center Atlantic (SPAWAR), pursuant to which the Company or the Subsidiary may be awarded contracts or purchase orders. The contract provides for a base period of performance and four one-year options. The contract is an Indefinite Delivery Indefinite Quantity (ID/IQ) contract, and the work to be performed under it will be awarded to multiple teams on individual task orders on a competitive basis. The contract ceiling is on $249,590,000. The Company is one of 13 awardees under the contract.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 22, 2013, titled “Electronic Control Security, Inc. Awarded U.S. Navy Prime Contract”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

ELECTRONIC CONTROL SECURITY INC.

Date: February 22, 2013	By:	/s/ Daryl Holcomb
Daryl Holcomb, Chief Financial Officer